UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

April 30, 2013
Date of Report (Date of earliest event reported)

Rovi Corporation
(Exact name of registrant as specified in its charter)

      Delaware                                     000-53413                                     26-1739297
(State or other jurisdiction of                 (Commission                               (I.R.S. employer
incorporation or organization)                         File No.)                                identification number)

2830 De La Cruz Boulevard
Santa Clara, California 95050
(Address of principal executive offices, including zip code)

(408) 562-8400
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)    Amendment of 2008 Equity Incentive Plan.

At the 2013 Annual Meeting of Stockholders (the “Annual Meeting”) of Rovi Corporation (the “Company”), held on April 30, 2013, the Company's stockholders voted on and approved the amendment to the Company's 2008 Equity Incentive Plan (the

“Plan”). The amendment increased the available share reserve under the Plan by 4.5 million shares and effected other amendments to the Plan as described in the Company's proxy statement filed with the Securities and Exchange Commission on March 11, 2013. A summary of the Plan and the approved amendments is set forth in the proxy statement. That summary and the foregoing description of the amendment are qualified in their entirety by reference to the text of the Plan, which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

Item 5.07.      Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Stockholders of the Company was held on April 30, 2013. At the Annual Meeting, the Company's stockholders voted on (1) the election of six directors nominated by the Board of Directors to serve until the 2014 Annual Meeting of Stockholders, (2) the amendment to the Company's 2008 Equity Incentive Plan, (3) the ratification of the selection of Ernst & Young LLP as the Company's independent registered public accounting firm for the year ending December 31, 2013, and (4) an advisory resolution on named executive officer compensation. The table below sets forth the final number of votes cast for and against, and the number of abstentions and broker non-votes, for each matter voted upon by the Company's stockholders.

Proposal No. 1: Election of Directors:

Name	For	Withheld	Broker Non-Votes
Thomas Carson	86,722,245	165,657	5,827,440
Andrew K. Ludwick	73,023,781	13,864,121	5,827,440
Alan L. Earhart	86,756,690	131,212	5,827,440
James E. Meyer	72,724,635	14,163,267	5,827,440
James P. O’Shaughnessy	73,030,564	13,857,338	5,827,440
Ruthann Quindlen	86,745,678	142,224	5,827,440

Proposal No. 2: Approval of the amendment to the Company's 2008 Equity Incentive Plan:

For	Against	Abstain	Broker Non-Votes
79,678,571	7,176,165	33,166	5,827,440

Proposal No. 3: Ratification of the selection of Ernst & Young LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2013:

For	Against	Abstain	Broker Non-Votes
92,685,796	19,050	10,496	0

Proposal No. 4: Advisory resolution on named executive officer compensation:

For	Against	Abstain	Broker Non-Votes
46,212,051	40,603,137	72,714	5,827,440

ITEM 9.01    Financial Statements and Exhibits

     (d) Exhibits.

Number	Description

10.1	2008 Equity Incentive Plan, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Rovi Corporation
(Registrant)

Date: April 30, 2013	By:	/s/ Stephen Yu
Stephen Yu
EVP and General Counsel

EXHIBIT INDEX

Number	Description

10.1	2008 Equity Incentive Plan, as amended.